HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2022 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 14% AND ASSETS UNDER MANAGEMENT GROWING BY 32% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – November 2, 2021 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the second fiscal quarter ended September 30, 2021.

SECOND QUARTER FISCAL 2022 HIGHLIGHTS

•Assets under management – Total assets under management of $96 billion grew 32% year-over-year. Fee-earning assets under management increased 14% to $45 billion over the same period.

•Revenue – Management and advisory fees of $75.9 million for the quarter represents growth of 14% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $990 million was up 142% year-over-year.

•Earnings per share – GAAP EPS of $1.41 on $52.1 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.35 per share of Class A common stock to record holders at the close of business on December 15, 2021 that will be paid on January 6, 2022. The target full-year dividend of $1.40 represents a 12% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its second quarter fiscal 2022 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “It was another exciting quarter for us as we continued to leverage our leading position within private markets to service a growing set of investors. The ongoing success of our evergreen product offering, coupled with our latest technology investments, demonstrate the real demand for private markets solutions by a variety of investor types.”

Conference Call
Hamilton Lane will discuss second quarter fiscal 2022 results in a webcast and conference call today, Tuesday, November 2, 2021, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 8093992. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 869-1189 or (706) 643-5902 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading private markets investment management firm providing innovative solutions to sophisticated investors around the world. Dedicated exclusively to private markets investing for 30 years, the firm currently employs more than 500 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $805 billion in assets under management and supervision, composed of $96 billion in discretionary assets and $709 billion in advisory assets, as of September 30, 2021. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the

fiscal year ended March 31, 2021, as amended, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2022 Second Quarter Results Earnings Presentation - November 2, 2021

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Mario Giannini Chief Executive Officer Atul Varma Chief Financial Officer John Oh Investor Relations Manager

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $96 billion and $45 billion, respectively, as of September 30, 2021, increases of 32% and 14%, respectively, compared to September 30, 2020 • Management and advisory fees increased 12% compared to the six months ended September 30, 2020 USD in millions except per share amounts Q2 FY22 QTD Q2 FY22 YTD vs. Q2 FY21 YTD Management and advisory fees $75.9 $149.8 12 % GAAP net income $52.1 $80.3 220 % GAAP EPS $1.41 $2.19 177 % Adjusted net income1 $74.3 $119.6 145 % Non-GAAP EPS1 $1.38 $2.23 145 % Fee Related Earnings1 $36.0 $69.4 24 % Adjusted EBITDA1 $49.5 $89.6 24% • Declared a quarterly dividend of $0.35 per share of Class A common stock to record holders at the close of business on December 15, 2021 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 9/30/21 $0 $100 $200 $300 $400 $500 $600 $700 $800 CAGR: 21% Y-o-Y Growth AUM: 32 % AUA: 50% $805B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 709 $ 96 $66 $581 $76

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $18 $21 $22 $25 $26 $25 $27 $9 $10 $11 $14 $16 $15 $17 Customized Separate Accounts Specialized Funds Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Sep-20 Sep-21 $0 $10 $20 $30 $40 $50 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 12% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding 1Reflects retroactive fees of $6.1M from latest secondary fund Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 5th secondary fund and 6th credit-oriented fund • Fundraising 5th direct equity fund, 7th credit-oriented fund, 2nd impact fund, infrastructure fund, and evergreen funds .55%.55%.56% .56% .60% .57%1 $39 $39 $27 $31 $34 $42 $45

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide- ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $2.8B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $2.6B year-over-year increase in FEAUM • Closings during Q2 FY22: ◦ Direct equity fund: $101M • $235B year-over-year increase in AUA AUM AUA Select funds in market: • Direct equity fund • Credit-oriented fund • Evergreen fund • Infrastructure fund • Impact fund

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 12%
USD in Millions
$134
$150
Q2 FY21
Q2 FY22


Long-Term Growth
CAGR: 13%
USD in Millions
$158
$289
FY16
FY21

- Recurring management and advisory fees represented an average of just under 90% of total revenues over the past five fiscal years
- Y-o-Y increase of 12%
- $0.1 million in retroactive fees from our latest direct equity fund in the quarter

Incentive Fees


YTD
Y-o-Y Growth: 24%
USD in Millions
$21
$25
Q2 FY21
Q2 FY22


Long-Term Growth
CAGR: 18%
USD in Millions
$23
$52
FY16
FY21

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $990M as of 9/30/21 diversified across 3,000+ assets and over 80 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: 14%
USD in Millions
$154
$175
Q2 FY21
Q2 FY22


Long-Term Growth
CAGR: 14%
USD in Millions
$181
$342
FY16
FY21

- Total revenues increased by 14%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets

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9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $382 $410 $990 59 61 86 Unrealized Carried Interest Vehicles in Unrealized Carry Position Sep-19 Sep-20 Sep-21 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 Unrealized Carry by Age < 5 years 38% 5-8 years 47% 8-12 years 11% > 12 years 4%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 220%
USD in Millions
$25
$80
Q2 FY21
Q2 FY22

Long-Term Growth


USD in Millions
N/A[1]
$98
FY16
FY21

- $52M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]


YTD
Y-o-Y Growth: 24%
USD in Millions
$72
$90
Q2 FY21
Q2 FY22

Long-Term Growth


CAGR: 20%
USD in Millions
$68
$168
FY16
FY21

- Y-o-Y increase of 24% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]


YTD
Y-o-Y Growth: 24%
USD in Millions
$56
$69
Q2 FY21
Q2 FY22

Long-Term Growth


CAGR: 13%
USD in Millions
$70
$130
FY16
FY21

- Y-o-Y growth of 24%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

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11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $120 $137 $154 $208 $374 $440 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Sep-21 $0 $100 $200 $300 $400 $500 • For 9/30/21, the total investment balance consisted of: ◦ ~$297M in equity method investments in our funds ◦ ~$143M in technology related and other investments • Modest leverage • $147M of debt as of 9/30/21 US D in M ill io ns Leverage $74 $163 $147 Sep-20 Mar-21 Sep-21 $0 $50 $100 $150 $200

12Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2022 Second Quarter Results Earnings Presentation - November 2, 2021

13Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2020	2021	% Change	Six Months Ended September 30, 2020	2021	% Change
Management and advisory fees	$66,367	$75,934	14 %	$133,634	$149,818	12 %
Incentive fees	1,588	21,362	1,245 %	3,832	23,726	519 %
Consolidated variable interest entities related:						
Incentive fees	16,476	(976)	(106)%	16,709	1,771	(89)%
Total revenues	**84,431**	**96,320**	**14 %**	**154,175**	**175,315**	**14 %**
Compensation and benefits	35,027	33,292	(5)%	65,378	60,024	(8)%
General, administrative and other	11,090	16,256	47 %	21,650	32,410	50 %
Consolidated variable interest entities related:						
General, administrative and other	—	271	N/A	—	630	N/A
Total expenses	**46,117**	**49,819**	**8 %**	**87,028**	**93,064**	**7 %**
Equity in income (loss) of investees	15,846	27,208	72 %	(1,199)	47,257	N/A
Interest expense	(493)	(1,166)	137 %	(980)	(2,331)	138 %
Interest income	93	39	(58)%	117	462	295 %
Non-operating income (expense)	875	24,854	2,740 %	600	28,457	4,643 %
Consolidated variable interest entities related:						
Equity in income (loss) of investees	2,133	240	(89)%	(2,025)	469	N/A
Unrealized income (loss)	—	1,176	N/A	—	(1,068)	N/A
Total other income (expense)	**18,454**	**52,351**	**184 %**	**(3,487)**	**73,246**	**N/A**
Income before income taxes	**56,768**	**98,852**	**74 %**	**63,660**	**155,497**	**144 %**
Income tax expense	12,169	14,032	15 %	14,093	25,996	84 %
Net income	**44,599**	**84,820**	**90 %**	**49,567**	**129,501**	**161 %**
Less: Income (loss) attributable to non-controlling interests in general partnerships	1,732	73	(96)%	(278)	286	N/A
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	21,054	31,372	49 %	24,786	50,668	104 %
Less: Income (loss) attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	—	1,230	N/A	—	(1,766)	N/A
Net income attributable to Hamilton Lane Incorporated	**$21,813**	**$52,145**	**139 %**	**$25,059**	**$80,313**	**220 %**
Basic earnings per share of Class A common stock	$0.66	$1.41	114 %	$0.79	$2.20	178 %
Diluted earnings per share of Class A Common stock	$0.66	$1.41	114 %	$0.79	$2.19	177 %
Weighted-average shares of Class A common stock outstanding - basic	32,962,046	36,217,511		31,607,192	36,110,885	
Weighted-average shares of Class A common stock outstanding - diluted	33,204,126	36,342,615		31,830,772	36,229,757	

Hamilton Lane I Global Leader in the Private Markets

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2020	2021	% Change	Six Months Ended September 30, 2020	2021	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$66,367	$75,934	14 %	$133,634	$149,818	12 %
Total expenses	46,117	49,819	8 %	87,028	93,064	7 %
Less:						
Incentive fee related compensation[2]	(8,247)	(9,693)	18 %	(9,420)	(12,076)	28 %
SPAC related general, administrative and other expenses	—	(200)	N/A	—	(559)	N/A
Management fee related expenses	37,870	39,926	5 %	77,608	80,429	4 %
Fee Related Earnings	**$28,497**	**$36,008**	**26 %**	**$56,026**	**$69,389**	**24 %**
Fee Related Earnings Margin	**43 %**	**47 %**		**42 %**	**46 %**	
Incentive fees	18,064	20,386	13 %	20,541	25,497	24 %
Incentive fees attributable to non-controlling interests	(702)	20	N/A	(710)	(75)	(89)%
Incentive fee related compensation[2]	(8,247)	(9,693)	18 %	(9,420)	(12,076)	28 %
Interest income	93	39	(58)%	117	462	295 %
Equity-based compensation	1,803	1,654	(8)%	3,551	3,995	13 %
Depreciation and amortization	973	1,074	10 %	1,977	2,452	24 %
Adjusted EBITDA	**$40,481**	**$49,488**	**22 %**	**$72,082**	**$89,644**	**24 %**
Adjusted EBITDA Margin	**48 %**	**51 %**		**47 %**	**51 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$21,813**	**$52,145**	**139 %**	**$25,059**	**$80,313**	**220 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	21,054	31,372	49 %	24,786	50,668	104 %
Income tax expense	12,169	14,032	15 %	14,093	25,996	84 %
Adjusted pre-tax net income	**55,036**	**97,549**	**77 %**	**63,938**	**156,977**	**146 %**
Adjusted income taxes[3]	(13,043)	(23,217)	78 %	(15,153)	(37,361)	147 %
Adjusted net income	**$41,993**	**$74,332**	**77 %**	**$48,785**	**$119,616**	**145 %**
Adjusted shares outstanding[4]	**53,622,798**	**53,695,573**		**53,599,400**	**53,682,306**	
Non-GAAP earnings per share	**$0.78**	**$1.38**	**77 %**	**$0.91**	**$2.23**	**145 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.7% for the three and six month periods ended September 30, 2021 and 2020, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

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16Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2020 2021 % Change 2020 2021 % Change Management and advisory fees Specialized funds $31,717 $36,314 14% $63,948 $69,702 9 % Customized separate accounts 23,800 24,934 5% 47,315 49,434 4 % Advisory 6,545 6,297 (4) % 13,310 12,663 (5) % Reporting and other 2,584 5,709 121% 5,420 10,991 103 % Distribution management 737 2,022 174% 2,464 6,143 149 % Fund reimbursement revenue 984 658 (33) % 1,177 885 (25) % Total management and advisory fees $66,367 $75,934 14% $133,634 $149,818 12 % Reporting and other: 12% Customized separate accounts: 33% Specialized funds: 47% Advisory: 8% Six Months Ended September 30, 2021

17Hamilton Lane l Global Leader in the Private Markets Incentive Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2020 2021 % Change 2020 2021 % Change Incentive fees Secondary Fund II $122 $— (100) % $281 $30 (89) % Co-investment Fund II 16,476 (976) (106) % 16,709 1,771 (89) % Other specialized funds 1,122 15,478 1,280% 2,948 17,107 480 % Customized separate accounts 344 5,884 1,610% 603 6,589 993 % Incentive fees $18,064 $20,386 13% $20,541 $25,497 24 % As of September 30, 2020 June 30, 2021 September 30, 2021 YoY Change % QoQ Change % Allocated carried interest Secondary Fund II $2,742 $917 $821 (70) % (10) % Secondary Fund III 28,035 33,344 31,779 13% (5) % Secondary Fund IV 55,739 112,965 138,583 149% 23 % Secondary Fund V 2,866 45,692 80,654 2,714% 77 % Co-investment Fund II 22,526 20,377 22,033 (2) % 8 % Co-investment Fund III 58,869 107,876 120,189 104% 11 % Co-investment Fund IV 14,425 73,402 108,213 650% 47 % Other specialized funds 85,347 148,401 170,556 100% 15 % Customized separate accounts 139,133 265,782 316,814 128% 19 % Total allocated carried interest $409,682 $808,756 $989,642 142% 22%

18Hamilton Lane l Global Leader in the Private Markets Assets Under Management (Dollars in millions) September 30, 2020 June 30, 2021 September 30, 2021 YoY Change % QoQ Change % Assets under management / advisement Assets under management $72,855 $91,668 $96,042 32% 5 % Assets under advisement 474,131 665,024 709,129 50% 7 % Total assets under management /advisement $546,986 $756,692 $805,171 47% 6 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $24,286 $25,664 $26,377 9% 3 % Contributions 1,368 1,573 1,886 38% 20 % Distributions (1,099) (1,007) (1,027) (7) % 2 % Foreign exchange, market value and other 33 147 154 367% 5 % Balance, end of period $24,588 $26,377 $27,390 11% 4 % Specialized funds Balance, beginning of period $14,720 $16,341 $16,384 11% 0 % Contributions 368 936 1,070 191% 14 % Distributions (462) (941) (270) (42) % (71) % Foreign exchange, market value and other 13 48 59 354% 23 % Balance, end of period $14,639 $16,384 $17,243 18% 5 % Total Balance, beginning of period $39,006 $42,005 $42,761 10% 2 % Contributions 1,736 2,509 2,956 70% 18 % Distributions (1,561) (1,948) (1,297) (17) % (33) % Foreign exchange, market value and other 46 195 213 363% 9 % Balance, end of period $39,227 $42,761 $44,633 14% 4%

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2021 September 30, 2021 Assets Cash and cash equivalents $87,025 $85,962 Restricted cash 3,041 3,315 Fees receivable 29,202 41,711 Prepaid expenses 6,143 4,205 Due from related parties 2,495 1,720 Furniture, fixtures and equipment, net 23,308 28,702 Lease right-of-use assets, net 64,384 68,408 Investments 368,836 432,587 Deferred income taxes 251,949 252,615 Other assets 17,821 30,069 Assets of consolidated variable interest entities: Cash and cash equivalents 311 294 Investments held in trust 276,003 276,002 Investments 4,787 7,538 Other assets 1,214 845 Total Assets $1,136,519 $1,233,973 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,173 $1,124 Accrued compensation and benefits 29,415 40,833 Accrued members' distributions 16,877 12,211 Accrued dividend 11,201 12,913 Debt 163,175 147,207 Payable to related parties pursuant to tax receivable agreement 194,764 208,010 Lease liabilities 75,281 84,318 Other liabilities (includes $17,381 and $16,894 at fair value) 36,122 28,873 Liabilities of consolidated variable interest entities: Other liabilities 17,310 18,232 Total liabilities 546,318 553,721 Redeemable non-controlling interests 276,000 276,000 Total equity 314,201 404,252 Total liabilities, redeemable non-controlling interests and equity $1,136,519 $1,233,973

20Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September 30, (Dollars in thousands) 2020 2021 Operating activities Net income $49,567 $129,501 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,977 2,452 Change in deferred income taxes 8,706 16,330 Change in payable to related parties pursuant to tax receivable agreement (73) (1,030) Equity-based compensation 3,551 3,995 Equity in loss (income) of investees 1,199 (47,257) Fair value adjustment of other investments — (27,838) Proceeds received from investments 23 11,402 Non-cash lease expense 2,391 6,340 Other 88 34 Changes in operating assets and liabilities 20,180 (10,828) Consolidated variable interest entities related 2,025 822 Net cash provided by operating activities $89,634 $83,923 Investing activities Purchase of furniture, fixtures and equipment (2,148) (6,684) Purchase of other investments (500) (798) Cash paid for acquisition of business — (10,096) Distribution from investment valued under the measurement alternative — 12,739 Distributions received from investments 8,728 20,956 Contributions to investments (23,431) (35,726) Net cash used in investing activities $(17,351) $(19,609) Financing activities Proceeds from offerings 354,629 73,833 Purchase of membership interests (354,629) (73,833) Repayments of debt (469) (926) Repayment of revolver — (15,000) Repurchase of Class B common stock (4) (1) Repurchase of Class A shares for employee tax withholding (36) (605) Proceeds received from issuance of shares under Employee Share Purchase Plan 707 884 Payments to related parties, pursuant to tax receivable agreement (36) — Dividends paid (18,129) (23,801) Other — (75) Members' distributions paid (21,558) (26,003) Consolidated variable interest entities related (1,069) 407 Net cash used in financing activities $(40,594) $(65,120) Effect of exchange rate changes on cash and cash equivalents 130 — Increase (decrease) in cash, cash equivalents, and restricted cash 31,819 (806) Cash, cash equivalents, and restricted cash at beginning of the period 53,210 90,377 Cash, cash equivalents, and restricted cash at end of the period $85,029 $89,571

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2016	Year Ended March 31, 2021	Three Months Ended September 30, 2020	Three Months Ended September 30, 2021	Six Months Ended September 30, 2020	Six Months Ended September 30, 2021
Net income attributable to Hamilton Lane Incorporated	**$0**	**$98,022**	**$21,813**	**$52,145**	**$25,059**	**$80,313**
(Loss) income attributable to non-controlling interests in general partnerships	(1,255)	(250)	1,732	73	(278)	286
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	57,107	69,720	21,054	31,372	24,786	50,668
Income (loss) attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	1,293	–	1,230	–	(1,766)
Incentive fees	(23,167)	(52,191)	(18,064)	(20,386)	(20,541)	(25,497)
Incentive fee related compensation[1]	31,714	24,438	8,247	9,693	9,420	12,076
SPAC related compensation	–	1,686	–	–	–	–
SPAC related general, administrative and other expenses	–	378	–	200	–	559
Interest income	(194)	(1,676)	(93)	(39)	(117)	(462)
Interest expense	12,641	2,503	493	1,166	980	2,331
Income tax expense	869	24,417	12,169	14,032	14,093	25,996
Equity in (income) loss of investees	(1,518)	(30,266)	(17,979)	(27,448)	3,224	(47,726)
Non-operating income	(5,816)	(8,035)	(875)	(26,030)	(600)	(27,389)
Fee Related Earnings	**$70,381**	**$130,039**	**$28,497**	**$36,008**	**$56,026**	**$69,389**
Depreciation and amortization	2,027	4,134	973	1,074	1,977	2,452
Equity-based compensation	3,730	7,079	1,803	1,654	3,551	3,995
Incentive fees	23,167	52,191	18,064	20,386	20,541	25,497
Incentive fees attributable to non-controlling interests	–	(756)	(702)	20	(710)	(75)
Incentive fee related compensation[1]	(31,714)	(24,438)	(8,247)	(9,693)	(9,420)	(12,076)
SPAC related compensation	–	(1,686)	–	–	–	–
Interest income	194	1,676	93	39	117	462
Adjusted EBITDA	**$67,785**	**$168,239**	**$40,481**	**$49,488**	**$72,082**	**$89,644**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$21,813**	**$52,145**	**$25,059**	**$80,313**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			21,054	31,372	24,786	50,668
Income tax expense			12,169	14,032	14,093	25,996
Adjusted pre-tax net income			**55,036**	**97,549**	**63,938**	**156,977**
Adjusted income taxes[2]			(13,043)	(23,217)	(15,153)	(37,361)
Adjusted net income			**$41,993**	**$74,332**	**$48,785**	**$119,616**
Weighted-average shares of Class A common stock outstanding - diluted			33,204,126	36,342,615	31,830,772	36,229,757
Exchange of Class B and Class C units in HLA[3]			20,418,672	17,352,958	21,768,628	17,452,549
Adjusted shares outstanding			**53,622,798**	**53,695,573**	**53,599,400**	**53,682,306**
Non-GAAP earnings per share			**$0.78**	**$1.38**	**$0.91**	**$2.23**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.7% for the three and six month periods ended September 30, 2021 and 2020, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%.
3 Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

21

22Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

23Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as amended, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of November 2, 2021